UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 3, 2019

Commission File No. 001-38250

FAT Brands Inc.

(Exact name of registrant as specified in its charter)

Delaware	82-1302696
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9720 Wilshire Blvd., Suite 500

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 319-1850

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes [X] No [  ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 3, 2019, Hutchinson and Bloodgood LLP (“Hutchinson”) the independent registered public accounting firm of FAT Brands Inc. (the “Company”) resigned as the Company’s independent auditor, effective as of such date. Hutchinson indicated to the Company that it intends to cease most audit and review work for publicly traded companies.

The Company confirms that the reports of Hutchinson for the fiscal years ended December 30, 2018, and December 31, 2017, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 30, 2018, and December 31, 2017, and up through the date of resignation, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Hutchinson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Hutchinson, would have caused Hutchinson to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years or periods, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). In connection with Hutchinson’s notice of resignation, the Company, as it is required to do, provided Hutchinson with a copy of this Form 8-K and requested that Hutchinson provide the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Hutchinson agrees with the above disclosures. A copy of Hutchinson’s letter, dated June 7, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 6, 2019, upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of the Company engaged Squar Milner LLP (“Squar Milner”) to serve as its independent registered public accounting firm for the fiscal year ended December 29, 2019. During the two fiscal years ended December 30, 2018, and December 31, 2017, and the subsequent interim period through the date of this filing, neither the Company nor anyone on its behalf consulted with Squar Milner regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company authorized Hutchinson to respond fully to the inquiries of Squar Milner and did not place any limitations on either Hutchinson or Squar Milner concerning any inquiry of any matter related to the Company’s financial reporting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Hutchinson Bloodgood LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAT Brands Inc.

Date: June 7, 2019	/s/ Andrew A. Wiederhorn
Andrew A. Wiederhorn
Chief Executive Officer